EXHIBIT 31.2

       QUARTERLY CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER REQUIRED BY
                SECTION 302(A) OF THE SARBANES-OXLEY ACT OF 2002

I, Michael W. Yackira, certify that:

      1. I have reviewed the combined annual report on Form 10-K of Sierra Pacific Resources, Nevada Power Company and Sierra Pacific Power Company;

      2. Based on my knowledge, the combined annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the combined annual report;

      3. Based on my knowledge, the financial statements, and other financial information included in the combined annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrants as of, and for, the periods presented in the combined annual report;

      4. The chief executive officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrants and, solely with respect to Sierra Pacific Resources, internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d - 15(f)), and we have:

            (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrants, including their consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which the combined annual report is being prepared;

            (b) Solely with respect to Sierra Pacific Resources, designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

            (c) Evaluated the effectiveness of the registrants' disclosure controls and procedures and presented in the combined annual report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by the combined annual report based on such evaluation; and

            (d) Disclosed in the combined annual report any change in the registrants' internal control over financial reporting that occurred during the registrants' most recent fiscal year that has materially affected, or is reasonably likely to materially affect, the registrants' internal control over financial reporting; and

      5. The chief executive officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrants' auditors and the audit committee of registrants' board of directors:

            (a) All significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the registrants' ability to record, process, summarize and report financial information; and

            (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrants' internal control over financial reporting.

March 6, 2006

                                         /s/ Michael W. Yackira
                                             -----------------------------------
                                             Michael W. Yackira
                                             Chief Financial Officer